                                                                  Exhibit No. 16
                                POWER OF ATTORNEY

         I, Margo N. Alexander, Trustee and President (Chief Executive Officer) of PaineWebber PACE Select Advisors Trust ("Trust"), hereby constitute and appoint Amy R. Doberman, Dianne E. O'Donnell, Keith A. Weller, Arthur J. Brown, Elinor W. Gammon and Benjamin J. Haskin, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacities as Trustee and and as President (Chief Executive Officer) of the Trust, the registration statements of the Trust on Form N-14 approved by the Trust's Board of Trustees at meetings held September 12 and 13, 2000, any amendments to such registration statements and any amendments to the current registration statement of the Trust on Form N-1A (all as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to registration statements and other instruments.

      Signature                       Title                        Date
      ---------                       -----                        ----
                              Trustee and President
/s/ Margo N. Alexander       (Chief Executive Officer)       September 12, 2000
------------------------------------------
Margo N. Alexander

                                POWER OF ATTORNEY

         I, David J. Beaubien, Trustee of PaineWebber PACE Select Advisors Trust ("Trust"), hereby constitute and appoint Amy R. Doberman, Dianne E. O'Donnell, Keith A. Weller, Arthur J. Brown, Elinor W. Gammon and Benjamin J. Haskin, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trust, the registration statements of the Trust on Form N-14 approved by the Trust's Board of Trustees at meetings held September 12 and 13, 2000, any amendments to such registration statements and any amendments to the current registration statement of the Trust on Form N-1A (all as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to registration statements and other instruments.

      Signature                       Title                        Date
      ---------                       -----                        ----

/s/ David J. Beaubien                Trustee                 September 12, 2000
------------------------------------------
David J. Beaubien

                                POWER OF ATTORNEY

         I, E. Garrett Bewkes, Jr., Trustee of PaineWebber PACE Select Advisors Trust ("Trust"), hereby constitute and appoint Amy R. Doberman, Dianne E. O'Donnell, Keith A. Weller, Arthur J. Brown, Elinor W. Gammon and Benjamin J. Haskin, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trust, the registration statements of the Trust on Form N-14 approved by the Trust's Board of Trustees at meetings held September 12 and 13, 2000, any amendments to such registration statements and any amendments to the current registration statement of the Trust on Form N-1A (all as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to registration statements and other instruments.

      Signature                       Title                        Date
      ---------                       -----                        ----

/s/ E. Garrett Bewkes, Jr.           Trustee                 September 12, 2000
-----------------------------------------
E. Garrett Bewkes, Jr.

POWER OF ATTORNEY

         I, William W. Hewitt, Jr., Trustee of PaineWebber PACE Select Advisors Trust ("Trust"), hereby constitute and appoint Amy R. Doberman, Dianne E. O'Donnell, Keith A. Weller, Arthur J. Brown, Elinor W. Gammon and Benjamin J. Haskin, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trust, the registration statements of the Trust on Form N-14 approved by the Trust's Board of Trustees at meetings held September 12 and 13, 2000, any amendments to such registration statements and any amendments to the current registration statement of the Trust on Form N-1A (all as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to registration statements and other instruments.

      Signature                       Title                        Date
      ---------                       -----                        ----

/s/ William W. Hewitt, Jr.           Trustee                 September 12, 2000
---------------------------------------
William W. Hewitt, Jr.

                                POWER OF ATTORNEY

         I, Morton L. Janklow, Trustee of PaineWebber PACE Select Advisors Trust ("Trust"), hereby constitute and appoint Amy R. Doberman, Dianne E. O'Donnell, Keith A. Weller, Arthur J. Brown, Elinor W. Gammon and Benjamin J. Haskin, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trust, the registration statements of the Trust on Form N-14 approved by the Trust's Board of Trustees at meetings held September 12 and 13, 2000, any amendments to such registration statements and any amendments to the current registration statement of the Trust on Form N-1A (all as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to registration statements and other instruments.

      Signature                       Title                        Date
      ---------                       -----                        ----

/s/ Morton L. Janklow                Trustee                September 12, 2000
----------------------------------------
Morton L. Janklow

                                POWER OF ATTORNEY

         I, Brian M. Storms, Trustee of PaineWebber PACE Select Advisors Trust ("Trust"), hereby constitute and appoint Amy R. Doberman, Dianne E. O'Donnell, Keith A. Weller, Arthur J. Brown, Elinor W. Gammon and Benjamin J. Haskin, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trust, the registration statements of the Trust on Form N-14 approved by the Trust's Board of Trustees at meetings held September 12 and 13, 2000, any amendments to such registration statements and any amendments to the current registration statement of the Trust on Form N-1A (all as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to registration statements and other instruments.

      Signature                       Title                        Date
      ---------                       -----                        ----

/s/ Brian M. Storms                  Trustee                 September 12, 2000
----------------------------------------
Brian M. Storms

                                POWER OF ATTORNEY

         I, William D. White, Trustee of PaineWebber PACE Select Advisors Trust ("Trust"), hereby constitute and appoint Amy R. Doberman, Dianne E. O'Donnell, Keith A. Weller, Arthur J. Brown, Elinor W. Gammon and Benjamin J. Haskin, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trust, the registration statements of the Trust on Form N-14 approved by the Trust's Board of Trustees at meetings held September 12 and 13, 2000, any amendments to such registration statements and any amendments to the current registration statement of the Trust on Form N-1A (all as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to registration statements and other instruments.

      Signature                       Title                        Date
      ---------                       -----                        ----

/s/ William D. White                 Trustee                September 12, 2000
----------------------------------------
William D. White

                                POWER OF ATTORNEY

         I, M. Cabell Woodward, Jr., Trustee of PaineWebber PACE Select Advisors Trust ("Trust"), hereby constitute and appoint Amy R. Doberman, Dianne E. O'Donnell, Keith A. Weller, Arthur J. Brown, Elinor W. Gammon and Benjamin J. Haskin, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trust, the registration statements of the Trust on Form N-14 approved by the Trust's Board of Trustees at meetings held September 12 and 13, 2000, any amendments to such registration statements and any amendments to the current registration statement of the Trust on Form N-1A (all as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to registration statements and other instruments.

      Signature                       Title                        Date
      ---------                       -----                        ----

/s/ M. Cabell Woodward, Jr.          Trustee                 September 12, 2000
-----------------------------------------
M. Cabell Woodward, Jr.

                                POWER OF ATTORNEY

         I, Paul H. Schubert, Vice President and Treasurer (Chief Financial and Accounting Officer) of PaineWebber PACE Select Advisors Trust ("Trust"), hereby constitute and appoint Amy R. Doberman, Dianne E. O'Donnell, Keith A. Weller, Arthur J. Brown, Elinor W. Gammon and Benjamin J. Haskin, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Vice President and Treasurer (Chief Financial and Accounting Officer) of the Trust, the registration statements of the Trust on Form N-14 approved by the Trust's Board of Trustees at meetings held September 12 and 13, 2000, any amendments to such registration statements and any amendments to the current registration statement of the Trust on Form N-1A (all as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to registration statements and other instruments.

      Signature                       Title                        Date
      ---------                       -----                        ----

                            Vice President and Treasurer
/s/ Paul H. Schubert           (Chief Financial and          September 12, 2000
----------------------------------------
Paul H. Schubert                Accounting Officer)